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                                                                    Exhibit 10.1


                      -------------------------------------
                      DATED                            2000




                              MASTER SERVICER DEED
                            KINGFISHER MASTER TRUSTS



                             ANZ CAPEL COURT LIMITED
                                ("TRUST MANAGER")
                        PERPETUAL TRUSTEE COMPANY LIMITED
                                   ("TRUSTEE")
                        AUSTRALIA AND NEW ZEALAND BANKING
                                  GROUP LIMITED
                                  ("SERVICER")
















                            MALLESONS STEPHEN JAQUES
                                   Solicitors

                                    Level 60
                             Governor Phillip Tower
                                 1 Farrer Place
                                 Sydney NSW 2000
                           Telephone (61 2) 9296 2000
                           Facsimile (61 2) 9296 3999
                              Email syd@msj.com.au
                                  DX 113 Sydney
                                 Ref: MTG:BC:SRF


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CONTENTS               MASTER SERVICER DEED
                       KINGFISHER MASTER TRUSTS

===============================================================================
                       1    PART A - INTERPRETATION                          1

                       2    SERVICING OF RECEIVABLES AND GENERAL SERVICER
                            COVENANTS                                        2

                       3    SERVICER DEFAULT AND RETIREMENT OF SERVICER      6

                       4    SERVICER'S LIABILITY                             7

                       5    REMUNERATION AND EXPENSES                        8

                       6    PAYMENTS                                         8

                       7    NOTICES                                          9

                       8    AMENDMENTS TO THIS DEED                         10

                       9    GOVERNING LAW                                   10

                       10   LIMITED RECOURSE                                11



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                        MASTER SERVICER DEED
                        KINGFISHER MASTER TRUSTS

DATE:                                                          2000

PARTIES: ANZ CAPEL COURT LIMITED (ABN 30 004 768 807) having its registered office at Level 10, 530 Collins Street, Melbourne ("TRUST MANAGER")

                        PERPETUAL TRUSTEE COMPANY LIMITED (ABN 42 000 001 007) having an office at Level 7, 39 Hunter Street, Sydney ("TRUSTEE") AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED (ABN 11 005 357 522) having its registered office at Level 6, 100 Queen Street, Melbourne ("SERVICER")

OPERATIVE PROVISIONS:

1     PART A - INTERPRETATION

      DEFINITIONS AND INTERPRETATION
================================================================================
DEFINITIONS

                  1.1 The following terms have the meaning set out below unless the context otherwise requires:

                        DEFINITIONS SCHEDULE means the agreement called "Kingfisher Master Trusts Master Definitions Schedule" dated 1 August 2000 and made between the Trustee, the Trust Manager and P.T. Limited (ABN 67 004 454 666) as the Security Trustee.

                        RELEVANT TRUST means a Trust in relation to which the Servicer has been appointed, and has agreed to act, as Servicer under clause 2.1 and the Supplemental Deed for that Trust.

INTERPRETATION

                  1.2 Except to the extent to which words and phrases are otherwise defined in this deed, words and phrases defined in the Definitions Schedule shall bear the same meaning in this deed. In the event of any inconsistency between a definition in this deed and a definition in the Definitions Schedule, the definitions in this deed will prevail. Any amendment to the Definitions Schedule will only apply to this deed if that amendment has been made in accordance with the Master Trust Deed.

                  1.3 Clauses 1.2, 1.3, 1.4 and 1.5 of the Definitions Schedule are incorporated in this deed as though they were set out in full in it, with references to "agreement" being construed as references to "deed".

                  1.4 A Supplemental Deed may specify provisions which are to apply to the Trust constituted under the relevant Notice of Creation of Trust in addition to, in place of, or by way of amendment to the provisions of


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                        this deed. Any such additions, replacements or
                        amendments apply only to the Trust named in the Supplemental Deed. In the event of any inconsistency between any provision of this deed and any provision of the relevant Supplemental Deed, the Supplemental Deed will prevail for the purposes of that Trust.

PART B - SERVICING

2     SERVICING OF RECEIVABLES AND GENERAL SERVICER COVENANTS

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APPOINTMENT OF SERVICER

                  2.1 The Trustee appoints the Servicer to act as servicer to service and administer the Receivables and the Related Securities of each Relevant Trust upon and subject to the terms of the Transaction Documents in relation to which the Servicer is specified as, and agreed to act as, the Servicer in the relevant Supplemental Deed. By executing a Supplemental Deed, the Servicer shall be taken to have accepted that appointment, and agreed to perform the role of Servicer in relation to that Relevant Trust in accordance with this deed and the relevant Supplemental Deed.

                  2.2 The appointment of the Servicer under clause 2.1 in respect of a Relevant Trust may apply in relation to:

                        (a) Receivables and Related Securities which are originated and entered into by the Trustee, under the terms of an Origination and Management Deed; and

                        (b) Receivables and Related Securities which are acquired by the Trustee from a Seller in accordance with the Master Trust Deed.

DELEGATION BY THE SERVICER

                  2.3 The Servicer has the power to delegate or subcontract in relation to some or all of its obligations under this deed to an Originator by entering into an Origination and Management Deed or such other agreement.

                        Despite any delegation, the Servicer remains liable for the origination and servicing of the Receivables and the Related Securities in respect of a Relevant Trust in accordance with the Transaction Documents. The Servicer must select and supervise each Originator with due care.

SERVICER'S OBLIGATIONS

                  2.4 The Servicer must service the Receivables and Related Securities of each Relevant Trust and otherwise carry out and perform its duties and obligations under the Transaction Documents:

                        (a)   in accordance with all applicable laws; and

                        (b)   in a proper and businesslike manner; and

                        (c) subject to paragraph (a) above, in accordance with the Servicing Procedures; and
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                                                                               3
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                        (d)   to the extent not covered in the Transaction
                              Documents or the Servicing Procedures, in accordance with the standards and practices of a prudent lender having regard to the assets of the Relevant Trust.

                        No other provision of this clause 2 limits the obligations of the Servicer in this clause 2.4.

                  2.5 Except in accordance with the terms of the relevant Supplemental Deed (whether or not at the direction of the Trust Manager), neither the Trustee nor the Trust Manager is entitled to exercise any servicing functions in connection with any Receivable or Related Security unless it is acting as Servicer.

SERVICER AGREES TO PERFORM DUTIES

                  2.6 The Servicer agrees to carry out and perform its duties and obligations contained in this deed in respect of the Receivables and Related Securities of a Relevant Trust until the earlier of:

                        (a) the date of its retirement or removal as Servicer in accordance with this deed or the relevant Supplemental Deed; and

                        (b) the date upon which the Relevant Trust is terminated.

GENERAL SERVICER COVENANTS

                  2.7 The Servicer covenants with the Trustee and the Trust Manager that it will at all times during the term of its appointment in respect of each Relevant Trust:

                        (a) recommend to the Trustee or such other Custodian or sub-servicer (as the case may be) whether or not to take action (including the type of action to be taken) or to incur such expense to protect or enforce the terms of any Receivable and Related Security forming part of the Assets of the Relevant Trust or otherwise exercise any rights conferred under documentation or at law in relation to the Receivable and Related Security and take such action and incur such expenses as are necessary for such protection, enforcement or exercise of rights as approved by the Trustee;

                        (b) set the interest rate charged (if that rate is a variable rate) on or any fees payable in respect of each Receivable of the Relevant Trust on the instructions of the Trust Manager;

                        (c) prepare and collate all reasonably necessary performance statistics of the Receivables and Related Securities for the Relevant Trust;

                        (d) provide to the Trustee and the Trust Manager promptly from time to time such information, documents, records, reports or other information relating to the Receivables and Related Securities of the Relevant Trust or the operations of the Servicer as may be reasonably requested by either of them;


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                        (e)   subject to the terms of the relevant Supplemental
                              Deed, on behalf of the Trustee, collect all Collections received by it in respect of each Receivable and Related Security of the Relevant Trust and remit any such Collections received by the Servicer to the relevant Collection Account (or sub accounts of that account) on or before the Payment Date relating to that Collection Period in the manner required by the relevant Supplemental Deed;

                        (f) maintain any loan account in respect of any Receivable of the Relevant Trust and give all notices, documents or statement required to be given under the Servicing Procedures to the relevant Debtor or Security Provider;

                        (g)   with respect to any Mortgage Insurance Policies:

                              (i) promptly prepare and assist the Trustee to the extent it is able to make claims under Mortgage Insurance Policies when the Trustee is entitled to do so or at the request of the Trustee;

                              (ii) not, without the consent of the Trustee, do anything which could reasonably be expected to materially adversely affect or limit the rights of the Trustee, under or in respect of Mortgage Insurance Policies to the extent those rights relate to a those Receivables; and

                              (iii) comply with, and to the extent it is able
                                    ensure that, all requirements and conditions of the Mortgage Insurance Policies are complied with;

                        (h) not, without the consent of the Security Trustee, consent to the creation or existence of a Security Interest in the Receivables and Related Securities of the Relevant Trust to a third party, except as contemplated by the Transaction Documents;

                        (i) electronically identify all Receivables and Related Securities of the Relevant Trust in its electronic database in order to identify the Collections and other relevant cashflows in respect of the Receivables and Related Securities;

                        (j) except as required by law, the Servicing Procedures and the terms of the relevant Receivable or Related Security, not without the consent of the Trustee:

                              (i) release the Debtor from any amount owing in respect of a Receivable of the Relevant Trust or otherwise vary or discharge any such Receivable or Related Security; or

                              (ii) enter into any agreement or arrangement which has the effect of altering the amount payable in respect of a


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                                                                               5
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                                    Receivable of the Relevant Trust where to
                                    do so would have a Material Adverse Effect;

                        (k) except as approved by the relevant Mortgage Insurer (if applicable or under a Binding Provision or an order, decision, finding, judgment or determination of a Competent Authority) and the Trustee of the Relevant Trust, not grant any extension of the maturity of a Receivable of the Relevant Trust or, except as otherwise required by law, allow any reduced payment that would result in such extension;

                        (l)   notify the Trustee and the Trust Manager of:

                              (i)   the occurrence of any event which it
                                    reasonably believes is likely to have a
                                    Material Adverse Effect; and

                              (ii)  the occurrence of a Servicer Default,

                              promptly after becoming aware of such event;

                        (m) perform any obligations imposed upon the Servicer under a relevant Supplemental Deed or as otherwise agreed between the Trustee, the Trust Manager and the Servicer;

                        (n) recommend to the Trustee the course of action to be taken if requested by a Debtor to grant any extension of time at maturity in relation to, vary or release any Receivable or Related Security of a Relevant Trust; and

                        (o) maintain all authorisations, licences, permits, approvals and other registrations as may be required under any applicable legislation to act as servicer of the Receivables and the Related Securities.

SERVICER'S STATEMENT

                  2.8 On each Determination Date, in respect of each Relevant Trust, the Servicer will prepare and submit to the Trust Manager a statement ("SERVICER'S STATEMENT") setting out certain agreed information with respect to the Receivables and Related Securities of the Relevant Trust for the most recent Collection Period.

                        The required contents of the Servicer's Statement may be specified in the Supplemental Deed for each Relevant Trust or otherwise agreed between the Trust Manager and the Servicer.

APPROVAL OF ENFORCEMENT

                  2.9 The Trustee agrees to approve all recommendations made by the Servicer under clause 2.7 that are in accordance with the Servicing Procedures.

                  2.10 The Servicer may, on behalf of the Trustee, provide information in relation to Debtors and Security Providers (including, without limitation, information which may be subject to statutory or general law duties of confidentiality or privacy) to other persons for the


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                                                                               6
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                        purpose of the Servicer fulfilling its obligations as
                        Servicer or the obligations of the Trustee in relation to the Receivables and the Related Securities.

3     SERVICER DEFAULT AND RETIREMENT OF SERVICER

================================================================================
SERVICER DEFAULT

                  3.1 A Servicer Default occurs in respect of a Relevant Trust if:

                        (a) the Servicer fails to remit, or pay, any amount due under the Transaction Documents in respect of the Relevant Trust within 15 days of receipt of a notice from either the Trustee or the Trust Manager to do so;

                        (b) the Servicer fails to prepare and submit to the Trustee or the Trust Manager in a timely and accurate fashion any information so required under the Transaction Documents in respect of the Relevant Trust and such failure will have a Material Adverse Effect and, if capable of remedy, is not remedied within 30 days of notice delivered to the Servicer by the Trustee or the Trust Manager;

                        (c) an Insolvency Event occurs in respect of the Servicer;

                        (d) the Servicer fails to observe or perform any term, covenant, condition or obligation provided for in the Transaction Documents in respect of the Relevant Trust (other than those referred to in clause 3.1(a) and (b)), where such failure has a Material Adverse Effect and continues unremedied for 30 days after notice delivered to the Servicer by the Trustee or the Trust Manager (or such longer period as may be agreed between the Servicer and the Trustee).

                        The Trustee may at its discretion waive any Servicer Default. The Trust Manager must notify the Trustee upon the Trust Manager becoming actually aware of any Servicer Default.

TERMINATION OF SERVICER'S APPOINTMENT AND TRANSFER OF SERVICING OBLIGATIONS

                  3.2 Upon the occurrence of a Servicer Default, the Trustee may immediately by notice to the Servicer remove the Servicer as servicer in respect of the Relevant Trust under the Transaction Documents and terminate all of the Servicer's rights and obligations under the Transaction Documents (including in relation to any Purchased Receivables) for that Trust.

VOLUNTARY RETIREMENT OF SERVICER

                  3.3 A Servicer may retire as Servicer with the consent of the Trustee. The Servicer must give to the Trustee 3 months' notice in writing of its intention to retire or such lesser time as the Servicer and the Trustee agree. Upon the removal or retirement of the Servicer, the Trustee must give notice to the Designated Rating Agency (if any) and use all reasonable endeavours to appoint a replacement servicer (in this clause


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                                                                               7
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                        3, the "SUBSTITUTE SERVICER") provided that the
                        appointment of such Substitute Servicer will not result in an Adverse Rating Effect.

SUBSTITUTE SERVICER

                  3.4 The purported appointment of a Substitute Servicer has no effect until the Substitute Servicer executes a deed with the Trustee and the Trust Manager under which it covenants to act as Servicer in accordance with this deed and the other Transaction Documents.

TRUSTEE ACT AS SERVICER

                  3.5 Until the appointment of the Substitute Servicer is complete, the Trustee must act as Servicer. The Trustee is entitled to receive the fee payable in accordance with clause 5.1 for the period during which the Trustee so acts.

TRUSTEE MAY GIVE DISCHARGES

                  3.6 The Trustee may settle with a Servicer the amount of any sums payable by that Servicer to the Trustee or by the Trustee to that Servicer, in either case in respect of one or more Relevant Trusts, and may give to, or accept from, that Servicer a discharge in respect of those sums which will be conclusive and binding as between the Trustee and that Servicer, as between that Servicer and the Unitholders and as between the Servicer and the relevant Secured Creditors.

SERVICER MAY ACCEPT PAYMENT

                  3.7 A Servicer may accept a payment or benefit in connection with its retirement or removal from the Substitute Servicer. A Servicer is also entitled to receive payments or benefits which have accrued to that Servicer under this deed prior to the date of that Servicer's retirement or removal from office.

SERVICER AND TRUST MANAGER TO PROVIDE FULL CO-OPERATION

                  3.8 A Servicer and the Trust Manager agree to provide their full co-operation in the event of a transfer of the functions of that Servicer. Subject to all applicable privacy legislation, the Servicer and the Trust Manager must provide the Substitute Servicer with copies of all paper and electronic files, information and other materials which the Trust Manager has retained and has in its possession as the Trustee or the Substitute Servicer may reasonably request as soon as practicable (and, in any event within ten Business Days) after the removal or retirement of the Servicer in accordance with this clause.

4     SERVICER'S LIABILITY

================================================================================
NO LIABILITY

                  4.1 A Servicer is not liable for any loss suffered by a Secured Creditor or a Unitholder except to the extent that such loss may be caused by a breach by the Servicer of its obligations under this deed or the relevant Supplemental Deed in respect of the Relevant Trust.

INDEMNITY

                  4.2 The Servicer indemnifies the Trustee in respect of a Relevant Trust in respect of all costs, damages, taxes, including GST, losses and


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                        expenses incurred as a result of any Servicer Default
                        (including, without limitation, in relation to that Relevant Trust the costs of the appointment of a new Servicer in accordance with clause 3) except to the extent that such costs, damages, GST, losses or expenses are incurred as a result of the fraud, gross negligence or wilful default of the Trustee.

5     REMUNERATION AND EXPENSES
================================================================================
SERVICER FEES

                  5.1 The Servicer is entitled to a fee for performing its functions and duties under this deed in respect of each Relevant Trust, in an amount calculated and payable in accordance with the relevant Supplemental Deed.

EXPENSES

                  5.2 Unless paid by or on behalf of the relevant Debtor, the Servicer will pay from its servicing fee all expenses incurred in connection with servicing the Receivables and Related Securities of a Relevant Trust including expenses related to collection of the Receivables and Related Securities but excluding any expenses relating to the enforcement and recovery of defaulted Receivables.

                  5.3 All expenses reasonably and properly incurred by the Servicer in connection with the enforcement and recovery of defaulted Receivables of a Relevant Trust including expenses relating to any court proceedings, arbitration or other dispute are reimbursable out of the Assets of that Relevant Trust.

GST

                  5.4 The fee referred to in this clause is inclusive of GST. The supplier will provide the recipient any reasonable documentation required for GST purposes so as to enable the recipient to receive an input tax credit or tax refund for GST purposes.

PART C - GENERAL

6     PAYMENTS
================================================================================
PAYMENTS GENERALLY

                  6.1 Each payment to be made by a party to another party under this deed or a Supplemental Deed must be made on the due date for payment in such manner as the Trust Manager and Trustee may determine.

NO DEDUCTION

                  6.2 Each payment to be made by the Servicer to the Trustee or the Trust Manager under this deed or the relevant Supplemental Deed except to the extent agreed to be set off under that Supplemental Deed must be made in full, free and clear of any set off, restriction or condition and without any deduction or withholding other than as required by law.


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7      NOTICES
================================================================================
NOTICES

                  7.1 Any notice, request, certificate, approval, demand, consent or other communication to be given under this deed:

                        (a) must be given by an Authorised Officer of the relevant party; and

                        (b)   must be in writing; and

                        (c) must be left at the address of the addressee or sent by prepaid ordinary post to the address of the addressee or by facsimile to the facsimile number of the addressee, specified in clause 7.2 or any other address or facsimile number any party may from time to time notify to the other parties as its address for service of communications pursuant to this deed.

INITIAL ADDRESSES

                  7.2 The initial address and facsimile numbers of each party are:

                        (a)   in the case of the Trustee:

                              Address:    Level 3
                                          39 Hunter Street
                                          Sydney   NSW   2000
                             Facsimile:   (02) 9221 7870
                             Attention:   Manager, Securitisation Services

                        (b)   in the case of the Trust Manager:

                             Address:     Level 6
                                          530 Collins Street
                                          Melbourne   VIC   3000

                             Facsimile:   (03) 9273 3539
                             Attention:   Manager, Primary Markets Group

                        (c)   in the case of the Servicer:

                             Address:     Level 6
                                          530 Collins Street
                                          Melbourne   VIC   3000
                             Facsimile:   (03) 9273 3539
                             Attention:   Manager, Primary Markets Group

DEEMED RECEIPT

                  7.3 A notice, request, certificate, demand, consent or other communication under this deed is deemed to have been received:

                        (a) where delivered in person, upon receipt at the relevant office;

                        (b) where sent by post, on the third (seventh if outside Australia) day after posting;


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                        (c)   where sent by facsimile, on production by the
                              dispatching facsimile machine of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient.

                        However, if the time of deemed receipt of any notice is not before 4.00 p.m. (local time at the address of the recipient) on a Business Day it is deemed to have been received at the commencement of business on the next following Business Day.

LATE NOTICE

                  7.4 The giving of late notice does not operate to release any party from its obligations under this deed.

8     AMENDMENTS TO THIS DEED
================================================================================
AMENDING POWER

                  8.1 Subject to prior notice being given to the Designated Rating Agency (if applicable to a Relevant Trust) and any approval required by law or by clause 8.2, the Trustee, Trust Manager and the Servicer may together by deed amend, add to or revoke any provision of this deed (including this clause 8.1) if the amendment, addition or revocation:

                        (a) in the opinion of the Trustee is necessary or expedient to comply with any statute or any law;

                        (b) in the opinion of the Trustee is necessary to correct a manifest error or is of a formal, technical or administrative nature only;

                        (c) in the opinion of the Trustee or the Trust Manager will enable the provisions of this deed to be more conveniently, advantageously, profitably or economically administered; or

                        (d) in the opinion of the Trustee or the Trust Manager is otherwise desirable for any reason.

            Such amendment may relate to all Relevant Trusts or specified Relevant Trusts.

NOTE HOLDER CONSENT

                  8.2 If, in the reasonable opinion of the Trustee, any alteration made under clause 8.1(c) or (d) may be prejudicial or likely to become materially prejudicial to the interests of Secured Creditors, Noteholders or Noteholders of a Relevant Trust or particular class, the alteration may only be effected if the Secured Creditors of the Trust or the Noteholders of the class or Relevant Trust (as the case maybe) pass an Extraordinary Resolution approving the alteration and the consent of the Unitholders of the Relevant Trust is obtained.

9     GOVERNING LAW
================================================================================
GOVERNING LAW

                  9.1 This deed is governed by the law in force in New South Wales.


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SUBMISSION TO JURISDICTION

                  9.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

SERVICE

                  9.3 Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 7.

10    LIMITED RECOURSE
================================================================================
LIMITATION ON TRUSTEE'S LIABILITY

                  10.1 This deed applies to the Trustee only in its capacity as trustee of each Trust and in no other capacity. A liability incurred by the Trustee acting in its capacity as trustee of a Trust arising under or in connection with this deed is limited to and can be enforced against the Trustee only to the extent to which it can be satisfied out of Assets of the Relevant Trust out of which the Trustee is actually indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this deed (other than clause 10.3) and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this deed.

CLAIMS AGAINST TRUSTEE

                  10.2 The parties other than the Trustee may not sue the Trustee in any capacity other than as trustee of the relevant Trust, including seeking the appointment of a receiver (except in relation to the Assets of that Trust), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangements of or affecting the Trustee (except in relation to the Assets of the Relevant Trust).

BREACH OF TRUST

                  10.3 The provisions of this clause 10 limiting the Trustee's liability will not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under this deed or any other Transaction Document in relation to the Relevant Trust or by operation of law there is a reduction in the extent of the Trustee's indemnification out of the Assets that Trust as a result of the Trustee's fraud, gross negligence or wilful default.

ACTS OR OMISSIONS

                  10.4 It is acknowledged that the Trust Manager, the Originators and the Servicer are responsible under this deed and the other Transaction Documents in relation to a Trust to which the Trust Manager, an Originator or the Servicer (as the case may be) is a party for


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                                                                              12
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                        performing a variety of obligations relating to the
                        Relevant Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations or breach of representation and warranty under this deed) will be considered fraud, gross negligence or wilful default for the purpose of clause
                        10.3 if and to the extent the act or omission was caused or contributed to by any failure by the Trust Manager, an Originator or the Servicer or any other person appointed by the Trustee under any Transaction Document (other than a person whose acts or omissions the Trustee is liable for in accordance with any Transaction Document) to fulfil its obligations relating to the Trust or by any other act or omission of the Trust Manager, an Originator or the Servicer or any other such person regardless of whether or not that act or omission is purported to be done on behalf of the Trustee.

                  10.5 No attorney, agent, receiver or receiver and manager appointed in accordance with this deed or any other Transaction Document has authority to act on behalf of the Trustee in a way that exposes the Trustee to any personal liability, and no act or omission of any such person will be considered fraud, gross negligence or wilful default of the Trustee for the purpose of clause 10.3.

                  10.6 The Trustee is not obliged to do anything or refrain from doing anything under or in connection with this deed (including incur a liability) unless the Trustee's liability is limited in the same manner as set out in this clause.

EXECUTED as a deed.

                                                                              13
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EXECUTION PAGE
================================================================================
SIGNED, SEALED AND DELIVERED by     )
                                    )
as attorney for PERPETUAL TRUSTEE   )
COMPANY LIMITED under power of      )
attorney dated                      )
                                    )
in the presence of:                 )
                                    )
 ................................    )
Signature of witness                )
                                    )
 ................................    )
Name of witness (block letters)     )
                                    )
 ................................    )      ...................................
Address of witness                  )      By executing this deed the
                                    )      attorney states that the attorney
 ................................    )      has received no notice of
Occupation of witness               )      revocation of the power of attorney



                                    )
SIGNED, SEALED AND DELIVERED by     )
                                    )
as attorney for ANZ CAPEL COURT     )
LIMITED under power of attorney     )
dated                               )
                                    )
in the presence of:                 )
                                    )
 ................................    )
Signature of witness                )
                                    )
 ................................    )
Name of witness (block letters)     )
                                    )
 ................................    )      ...................................
Address of witness                  )      By executing this deed the
                                    )      attorney states that the attorney
 ................................    )      has received no notice of
Occupation of witness               )      revocation of the power of attorney

                                                                              14
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SIGNED, SEALED AND DELIVERED by     )
                                    )
as attorney for AUSTRALIA AND NEW   )
ZEALAND BANKING GROUP LIMITED       )
under power of attorney dated       )
                                    )
in the presence of:                 )
                                    )
 ................................    )
Signature of witness                )
                                    )
 ................................    )
Name of witness (block letters)     )
                                    )
 ................................    )      ...................................
Address of witness                  )      By executing this deed the
                                    )      attorney states that the attorney
 ................................    )      has received no notice of
Occupation of witness               )      revocation of the power of attorney